UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 25, 2019

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                         1-8351                          31-0791746
(State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of                                                             Identification
incorporation)                                                                  Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(513) 762-6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))
[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 25, 2019, Chemed Corporation issued a press release announcing its financial results for the quarter ended June 30, 2019.  A copy of the release is furnished herewith as Exhibit 99.

Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS

d)                   Exhibit

(99) Registrant’s press release dated July 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated: July 25, 2019	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Vice President and Controller